SPDR® Index Shares Funds

SPDR S&P® Russia ETF

SPDR S&P BRIC 40 ETF

SPDR S&P Emerging Europe ETF

SPDR MSCI EM 50 ETF

SPDR S&P Emerging Markets ETF

SPDR S&P Emerging Markets Dividend ETF

SPDR S&P Emerging Markets Small Cap ETF

(each, a “Fund” and collectively, the “Funds”)

Supplement dated August 29, 2014

to the

Prospectus dated January 31, 2014, as supplemented

In response to recent geopolitical events, the United States has instituted sanctions against certain Russian individuals, organizations, and entities, including a number of Russian financial institutions, energy firms and defense technology firms. The U.S. Government may expand the scope and scale of these actions.

The sanctions prohibit U.S. persons around the globe, as well as any person within the United States, from transacting in, providing financing for, or otherwise dealing in new debt of longer than 90 days maturity, or new equity, of certain Russian financial institutions, their property or their interests in property. The same prohibitions apply with respect to new debt issued by certain Russian energy institutions, their property or their interests in property. Several entities involved with the arms or related materiel sectors of Russia have been designated by the U.S. Government, resulting in prohibitions on transactions by U.S. persons, or within the United States, involving such entities, and a freezing of the assets of such entities within U.S. jurisdiction.

These sanctions, recent sanctions imposed by the European Union and Canada, and other intergovernmental actions that may be undertaken against Russia or Russian entities in the future, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and/or a decline in the value and liquidity of Russian securities, property or interests. These sanctions could impair the ability of a Fund to buy, sell, hold, receive, deliver or otherwise transact in certain investment instruments. Sanctions could also result in Russia taking counter measures or other actions, which may further impair the value and liquidity of Russian securities. These sanctions, and the continued disruption of the Russian economy, could have a negative effect on the performance of a Fund.

Securities held by a Fund issued prior to the date of the sanctions being imposed are not currently subject to any restrictions under the sanctions. However, compliance with each of these sanctions may impair the ability of a Fund to buy, sell, hold, receive, deliver or otherwise transact in the affected securities or other securities of such issuers. If it becomes impracticable or unlawful for a Fund to hold securities subject to, or otherwise affected by, sanctions, or if deemed appropriate by the Fund’s investment adviser, the Fund may prohibit in-kind deposits of the affected securities in connection with creation transactions and instead require a cash deposit, which may also increase a Fund’s transaction costs.

Also, if an affected security is included in a Fund’s underlying Index, the Fund may, where practicable, seek to eliminate its holdings of the affected security by employing or augmenting its representative sampling strategy to seek to track the investment results of its underlying Index. The use of a representative sampling strategy may increase the Fund’s tracking error risk. If the affected securities constitute a significant percentage of the underlying Index, a Fund may not be able to affectively implement a representative sampling strategy, which may result in significant tracking error between the Fund’s performance and the performance of its underlying Index.

These sanctions may also lead to changes in a Fund’s underlying Index. A Fund’s index provider may remove securities from the underlying Index or implement caps on the securities of certain issuers that have been subject to recent economic sanctions. In such an event, it is expected that a Fund will rebalance its portfolio to bring it in line with the underlying Index as a result of any such changes, which may result in transaction costs and increased tracking error.

Please refer to each Fund’s Prospectus and Statement of Additional Information for additional information regarding the risks of investing in a Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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